UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 4, 2005 ( January 29, 2005)

ENTRADA NETWORKS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-26952	33-0676350
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation	File Number)	Identification No.)

5755 Oberlin Drive, Suite 204, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code (858) 597-1102

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective January 29, 2005, Entrada Networks, Inc. ("Entrada") entered into the Third Amendment to Term Credit Agreement (the "Third Amendment") between Entrada, Hong Kong League Central Credit Union ("HKL"), HIT Credit Union ("HIT"), Brightline Bridge Partners I, LLC ("Brightline"), Matthew McGovern ("Mr. McGovern"), and Jon Buttles ("Mr. Buttles") (collectively, the "Lenders") and SBI Advisors, LLC ("SBI"). The Third Amendment amends the Term Credit Agreement dated January 30, 2004, between Entrada, HKL, HIT, Shelly Singhal ("Mr. Singhal") and SBI (the "Original Credit Agreement"), as amended by the First Amendment to Term Credit Agreement (the "First Amendment"), dated May 14, 2004, between Entrada, SBI and the Lenders identified therein, and as further amended by the Second Amendment to Term Credit Agreement (the "Second Amendment"), dated October 1, 2004, between Entrada, SBI and the Lenders identified therein.

    Pursuant to the Third Amendment, effective January 29, 2005, the Lenders agreed to extend from January 29, 2005 to March 31, 2005 the date on which Entrada must repay all unpaid principal and interest owed by Entrada pursuant to the Original Credit Agreement, as amended.

Pursuant to the Original Credit Agreement, as amended prior to January 29, 2005, Entrada was obligated to use the cash proceeds it received upon the issuance and sale of its equity securities to pay any accrued interest under the Original Credit Agreement, as amended. In addition, Entrada was obligated to use 50% of the remaining cash proceeds it received upon the issuance and sale of its equity securities to prepay the outstanding principal amount owed by Entrada under the Original Credit Agreement, as amended. Pursuant to the Third Amendment, Entrada has agreed that, after it has used the cash proceeds it receives upon the issuance and sale of its equity securities to pay any accrued interest under the Original Credit Agreement, Entrada will then use 70% of the remaining cash proceeds to prepay the outstanding principal amount owed by Entrada under the Original Credit Agreement, as amended.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits.

Incorporated by Reference
Exhibit	Exhibit Description	Form	Filing Date	Filed
Number				Herewith
10.1	Term Credit Agreement dated January 30, 2004	8-K	May 26, 2004	☐
10.2	Term Note issued by Entrada Networks, Inc. to Hong Kong League Central Credit Union dated January 30, 2004	8-K	May 26, 2004	☐
10.3	Term Note issued by Entrada Networks, Inc. to HIT Credit Union dated January 30, 2004	8-K	May 26, 2004	☐
10.4	Term Note issued by Entrada Networks, Inc. to Shelly Singhal dated January 30, 2004	8-K	May 26, 2004	☐
10.5	Security Agreement dated January 30, 2004	8-K	May 26, 2004	☐
10.6	First Amendment to Term Credit Agreement dated May 14, 2004	8-K	May 26, 2004	☐
10.7	Term Note issued by Entrada Networks, Inc. to Hong Kong League Central Credit Union dated May 14, 2004	8-K	May 26, 2004	☐
10.8	Term Note issued by Entrada Networks, Inc. to Brightline Bridge Partners I, LLC dated May 14, 2004	8-K	May 26, 2204	☐
10.9	Second Amendment To Term Credit Agreement entered into October 4, 2004	8-K	October 8, 2004	☐
10.10	Term Note issued by Entrada Networks, Inc. to Hong Kong League Central Credit Union dated October 1, 2004	8-K	October 8, 2004	☐
10.11	Third Amendment to Term Credit dated January 29, 2005			☒

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRADA NETWORKS, INC.
Date:	February 4, 2005	/s/ Davinder Sethi
Davinder Sethi, Ph.D.
Chief Financial Officer
Principal Accounting Officer